UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

July 28, 2014

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way

Boise, Idaho 83716-9632

(Address of principal executive offices)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 28, 2014, Micron Technology, Inc., a Delaware corporation (“Micron”), closed the sale of $1,150,000,000 aggregate principal amount of its 5.50% Senior Notes due 2025 (the “Notes”) pursuant to a purchase agreement, dated July 23, 2014, with Morgan Stanley & Co. LLC, Goldman, Sachs & Co. and Credit Suisse Securities (USA) LLC, as representatives of the several initial purchasers named therein (the “Representatives”). The Notes were offered and sold in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act.

Indenture

The Notes are governed by an indenture (the “Indenture”), dated as of July 28, 2014, by and between Micron and U.S. Bank National Association, as trustee (the “Trustee”). The Notes mature on February 1, 2025, and interest on the Notes accrues at a rate of 5.50% per annum, payable in cash semi-annually on February 1 and August 1 of each year, commencing on February 1, 2014.

Prior to August 1, 2019, Micron may redeem the Notes, in whole or in part, at a price equal to 100% of the principal amount thereof, plus a “make-whole” premium and accrued and unpaid interest, if any. On or after August 1, 2019, Micron may redeem the Notes, in whole or in part, at specified prices that decline over time, plus accrued and unpaid interest, if any.  In addition, Micron may use the net cash proceeds of one or more equity offerings to redeem up to 35% of the aggregate principal amount of the Notes prior to August 1, 2017 at a price equal to 105.50% of the principal amount thereof plus accrued and unpaid interest, if any.

If Micron experiences specified change of control triggering events, Micron must offer to repurchase the Notes at a price equal to 101% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any.

The Indenture contains covenants that, among other things, restrict the ability of Micron and/or its domestic restricted subsidiaries (which are generally domestic subsidiaries in which Micron owns at least 80% of the voting stock) to:

•                  create or incur certain liens and enter into sale and lease-back transactions;

•                  create, assume, incur or guarantee additional indebtedness; and

•                  consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its assets, to another person.

These covenants are subject to a number of limitations and exceptions set forth in the Indenture.

The following events are considered events of default under the Indenture:

•                  Micron’s failure to pay principal or premium, if any, on any Note when due at maturity, upon redemption or otherwise;

•                  Micron’s failure to pay interest, including any additional interest, on any of the Notes for 30 days after the date when due;

•                  Micron’s failure to give timely notice of specified change of control triggering events, which failure continues for a period of 30 days;

•                  the failure by Micron or any of its subsidiaries to comply with any other agreement under the Indenture for a period of 90 days after receiving notice of such failure from the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes as required by the Indenture; and

•                  certain events of bankruptcy, insolvency or reorganization with respect to Micron or any of its significant subsidiaries (as defined in the Indenture) which specified events shall not include (i) certain events under the laws of jurisdictions other than the laws of the jurisdiction of such person’s incorporation or organization or the jurisdiction of its head office or jurisdictions in which all or substantially all of such person’s assets are located, and (ii) specified events with respect to any such person as a result of bankruptcy, insolvency or reorganization proceedings that were ongoing or in process at the time such person became a subsidiary or any related proceedings (including alternate proceedings) or other such proceedings that are in the nature of either a continuation or extension thereof.

If an event of default described in the last bullet point above occurs and is continuing with respect to Micron, then the entire principal amount plus accrued and unpaid interest of the outstanding Notes will automatically become due and immediately payable without any further action or notice. If any other event of default under the Indenture occurs and is continuing, then either the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the entire principal amount plus accrued and unpaid interest of the outstanding Notes due and immediately payable.

The description of the Notes and the Indenture contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Indenture and the form of note included in the Indenture, copies of which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the Notes, Micron also entered into a registration rights agreement, dated July 28, 2014, with the Representatives (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, if any Notes are not freely transferable by non-affiliates pursuant to Rule 144 under the Securities Act within 366 days after their original issuance, Micron is required to use commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to an offer to exchange the Notes for an issue of SEC-registered notes (the “Exchange Notes”) with terms identical to the Notes (except that the Exchange Notes will not be subject to restrictions on transfer or to any increase in annual interest rate and interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from July 28, 2014).

The description of the Registration Rights Agreements contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

4.1	Indenture, dated as of July 28, 2014, by and between Micron Technology, Inc. and U.S. Bank National Association, as Trustee.

4.2	Form of Note (included in Exhibit 4.1).

10.1

Registration Rights Agreement, dated as of July 28, 2014, by and among Micron Technology, Inc. and Morgan Stanley & Co. LLC, Goldman, Sachs & Co. and Credit Suisse Securities (USA) LLC, as representatives of the initial purchasers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: July 29, 2014	By:	/s/ Ronald C. Foster

	Name:	Ronald C. Foster
	Title:	Chief Financial Officer and Vice President of Finance

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K

Exhibit No.	Description

4.1	Indenture, dated as of July 28, 2014, by and between Micron Technology, Inc. and U.S. Bank National Association, as Trustee.

4.2	Form of Note (included in Exhibit 4.1).

10.1

Registration Rights Agreement, dated as of July 28, 2014, by and among Micron Technology, Inc. and Morgan Stanley & Co. LLC, Goldman, Sachs & Co. and Credit Suisse Securities (USA) LLC, as representatives of the initial purchasers.